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                                                                Exhibit 10.1


                          FIRST WESTERN BANCORP, INC.
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS
                 AS AMENDED AND RESTATED EFFECTIVE JULY 1, 1995
                 ----------------------------------------------


ARTICLE I.  NAME AND PURPOSE; PRIOR PLANS
            -----------------------------
   The name of this plan is the First Western Bancorp, Inc. Deferred Compensation Plan for Directors (the "PLAN"). Its purpose is to provide members of the Board of Directors ("DIRECTORS") of First Western Bancorp, Inc. (the "COMPANY") or any subsidiary of the Company ("SUBSIDIARY") with the opportunity to defer fees earned as a Director. This Plan became effective January 1, 1994 (the "EFFECTIVE DATE"), and is amended and restated in its entirety effective July 1, 1995 (the "RESTATEMENT DATE").

   Prior to the Effective Date, the Company and its Subsidiaries maintained certain other deferred compensation arrangements for the benefit of Directors (the "PRIOR PLANS"). As of the Effective Date, no further deferrals shall be made under the Prior Plans. The amounts credited to the accounts of Directors under the Prior Plans (the "PRIOR PLAN ACCOUNTS") immediately prior to the Effective Date shall continue to be credited with interest in accordance with
Article IV hereof and shall be distributable in accordance with Article V hereof.

ARTICLE II.  PARTICIPANTS
             ------------
   Any Director of the Company or any Subsidiary shall be eligible to participate in the Plan. Any such Director who elects to participate in the Plan is hereinafter called a "PARTICIPANT." The Company shall establish for each Participant one or more unfunded deferred compensation accounts ("DEFERRAL ACCOUNTS") as specified in Article IV.

ARTICLE III.  ELECTION OF DEFERRAL
              --------------------
   3.01 TIMING OF ELECTIONS. On or before December 31 of any calendar year, each Director shall be entitled to make an irrevocable election to defer receipt of all or a specified portion of the fees otherwise payable to such Director for services as a member of the Board of Directors of the Company or any Subsidiary, or any Committee thereof, or as a consultant to


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the Company or any Subsidiary ("FEES"); provided, however, that by submitting an irrevocable election prior to the Restatement Date, a Director who did not previously elect to defer any portion of his Fees for 1995 may elect to defer all or a portion of his Fees earned during the period from the Restatement Date through December 31, 1995.

   3.02 CONTENT OF DEFERRAL ELECTIONS. Each deferral election filed pursuant to Section 3.01 shall include an irrevocable election as to the percentage or amount of the Participant's Fees to be deferred for the applicable period. The initial deferral election of a Participant shall also include an election as to the method of distribution desired for amounts deferred during the initial deferral period and all future periods, i.e., in a lump sum payment or in 40 quarterly installments payable as described in Section 5.01. Such election of a distribution method shall be irrevocable, except that by filing a new distribution method election prior to the commencement of a calendar year, a Participant can change the distribution method prospectively, i.e., with respect to Fees deferred for calendar years beginning after the date the new election is filed and interest on such deferred Fees.

ARTICLE IV.   DEFERRAL ACCOUNTS
              -----------------
   4.01 ESTABLISHMENT OF DEFERRAL ACCOUNTS. Separate Deferral Accounts shall be established and maintained for each Participant reflecting the amount deferred in accordance with the Participant's deferral election form(s). In the event a Participant elects to change distribution methods prospectively as permitted in Section 3.02 above, a new Deferral Account shall be established for the Participant to record separately the deferred Fees and interest subject to the new distribution method.

   4.02 CREDITS TO ACCOUNTS. As of the last day of each calendar quarter, an amount shall be credited to each Participant's Deferral Account equal to the Fees otherwise payable during said calendar quarter but deferred pursuant to the Plan by such Participant. The amount credited to a Participant's Deferral Accounts and his Prior Plan Account, if any (hereinafter referred to collectively as his "ACCOUNTS"), shall, at the Participant's election, be allocated in whole percentages between a cash sub-account (the "CASH SUB-ACCOUNT") and/or a stock sub-account (the "STOCK SUB-ACCOUNT"). Amounts allocated to the Cash Sub-Account shall be credited with deemed investment income computed by using the average variable interest rate paid on 18-month Individual Retirement Accounts by those Subsidiaries that provide such accounts. Such deemed investment income shall be credited to the Participant's Cash Sub-Account as of the last day of each quarter and as of such other dates as the Company may determine (each such date, a "VALUATION DATE"), based upon the


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balance credited to each such Cash Sub-Account on such Valuation Date after reducing the Account balance to reflect any distributions made since the immediately preceding Valuation Date from such Cash Sub-Account and before crediting the Account to reflect any new deferrals added thereto. Amounts allocated to the Stock Sub-Account shall, unless the Company otherwise determines, be contributed by the Company as soon as practicable to a grantor trust (the "TRUST") established by the Company in connection with the Plan. Such contributed amounts shall be used by the Trustee of the Trust to purchase shares of Common Stock of the Company in accordance with the terms of the applicable Trust Agreement. No more than once each calendar year, as of a Valuation Date, a Director may elect to have all or any portion of the balance then credited to his Cash Sub-Account transferred to his Stock Sub-Account, which transferred amount shall be contributed by the Company to the Trust as soon as practicable after the applicable Valuation Date. Amounts allocated to a Director's Stock Sub-Account, however, must remain allocated to such Sub-Account until distributed in accordance with Article V. For purposes of determining the amount distributable to the Director or his beneficiary in accordance with Article V, the Director's Stock Sub-Account shall consist of that number of shares of Company Common Stock, and the amount of cash and other assets, if any, credited to the Director's separate investment account under the Trust.

ARTICLE V.  METHOD OF DISTRIBUTION OF DEFERRED COMPENSATION
            -----------------------------------------------
   5.01 DISTRIBUTION UPON CESSATION OF DIRECTOR STATUS. This Section 5.01 governs distributions to Directors upon cessation of Director status for reasons other than death, and Section 5.02 governs distributions upon the death of a Director, whether such death occurs before or after benefit payments have commenced. The amount credited to a Participant's Deferral Accounts shall be payable in accordance with the method selected by the Participant pursuant to
Section 3.02 above, and the amount credited to a Participant's Prior Plan Account, if any, shall be payable in accordance with the distribution method elected and in effect under the applicable Prior Plan immediately prior to the Effective Date. Such payment shall be made (in the case of a lump sum distribution) or commenced (in the case of an installment distribution) as soon as practicable after the end of the calendar quarter in which Director status ceases. An individual must no longer be a voting member of the Boards of Directors of the Company and all Subsidiaries in order to be entitled to receive a distribution pursuant to this Section 5.01. If installments are elected for any deferral period, the first payment shall be a fraction of the amount credited to the applicable Accounts as of the last day of the calendar quarter in which Director status ceases, the numerator of which fraction is one and the denominator of which is the total number of installments to be paid. The amount of each subsequent payment


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shall be a fraction of the amount credited to the applicable Accounts as of the last day of the calendar quarter (or semi-annual period, in the case of elections of semi-annual installments under a Prior Plan) preceding the date of each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments to be paid minus the number of installments previously paid.

   5.02 DISTRIBUTION UPON DEATH. If a Participant dies before receiving all amounts credited to his Accounts, the unpaid amounts in the Participant's Accounts shall be paid to the Participant's beneficiary or beneficiaries identified in the last effective beneficiary designation form filed by the Participant with the Company. Such unpaid amounts shall be paid to the beneficiary in accordance with the method selected by the Participant pursuant to Section 3.02 above; provided, however, that if the beneficiary is the Participant's estate, the distribution shall be made in one lump sum. Distribution to the beneficiary shall be made or commenced as soon as practicable after the end of the calendar quarter in which the Participant dies. Each Participant shall file with the Company a form indicating the person, persons or entity which are to receive the Participant's benefits under the Plan if he dies before receiving all the balances in his Accounts. A Participant's beneficiary designation may be changed at any time prior to his death by execution and delivery of a new beneficiary designation form. If a Participant has failed to designate a beneficiary or no designated beneficiary survives the Participant, payment shall be made in a lump sum to the estate of the Participant.

   5.03 FORM OF PAYMENT. Upon any distribution to a Participant (or beneficiary) hereunder, the balance of the Participant's Accounts allocated to the Stock Sub-Account shall be paid to such Participant (or beneficiary) in the form of whole shares of Common Stock of the Company (with the value of a fractional share being paid in cash) and the balance allocated to the Cash Sub-Account shall be paid in cash; provided, however, that if elected by the Participant (or beneficiary). the entire distribution shall be paid in cash.

ARTICLE VI.   PARTICIPANTS' RIGHTS
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   Establishment of the Plan shall not be construed to give any Participant the right to be retained as a Director or to any benefits not specifically provided by the Plan. A Participant (or beneficiary) shall not have any interest in the deferred compensation and earnings credited to his Accounts until the amounts credited to such Accounts are distributed in accordance with the Plan. All amounts deferred or otherwise held for the account of a Participant (or beneficiary) under the Plan shall remain the sole property of the Company, subject to the claims of its general creditors and available for its use for



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whatever purposes are desired.  All Accounts under the Plan shall be for bookkeeping purposes only and shall not represent a claim against specific assets of the Company. Nothing contained in this Plan shall be deemed to create a trust of any kind or create any fiduciary relationship between the Company and any person. With respect to amounts deferred or otherwise held for the account of a Participant (or beneficiary), the Participant (or beneficiary) is merely a general creditor of the Company, and the obligation of the Company hereunder is purely contractual and shall not be required to be funded or secured in any way. Any investments which the Company and/or the Trust make with respect to the assets allocated to the Accounts shall remain, until distributed to Participants and their beneficiaries in accordance with the terms of the Plan, assets of the Company and subject to the general creditors of the Company.

ARTICLE VII.  NON-ALIENABILITY AND NON-TRANSFERABILITY
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   The rights of a Participant (or beneficiary) to the payment of deferred compensation as provided in the Plan shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation. No Participant (or beneficiary) may borrow against his Account. No Account shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary, including any liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of any Participant (or beneficiary).

ARTICLE VIII.  AMENDMENT AND TERMINATION
               -------------------------
   The Plan may, at any time, be amended, modified or terminated by the Board of Directors of the Company. No amendment, modification or termination shall, without the consent of a Participant, adversely affect such Participant's right with respect to amounts accrued in his Accounts.

ARTICLE IX.   GENERAL PROVISIONS
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   9.01  NOTICES.  All notices to the Company hereunder shall be delivered to the attention of the Secretary of the Company. Any notice or filing required or permitted to be given to the Company under this Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the Company at its principal executive office. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.


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   9.02  CONTROLLING LAW.  The laws of the Commonwealth of Pennsylvania, other than the conflict of laws provisions thereof, shall be controlling in all matters relating to the Plan.

   9.03 GENDER AND NUMBER. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the plural shall include the singular and the singular shall include the plural.

   9.04 CAPTIONS. The captions of Articles and Sections of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

   9.05 ACTION BY THE COMPANY. Any action required or permitted by the Company under the Plan shall be by resolution of its Board of Directors or any person or persons authorized by resolution of its Board of Directors.

   9.07 FACILITY OF PAYMENT. Any amounts payable hereunder to any person under legal disability or who, in the judgment of the Company, is unable to properly manage his financial affairs may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner which the Company may select.

   9.08 SEVERABILITY. Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to contain, and to have contained from the outset, such language as shall be necessary to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan shall remain in full force and effect.

   9.09 NO STRICT CONSTRUCTION. No rule of strict construction shall be applied against the Company, the Board of Directors or any other person in the interpretation of any of the terms of the Plan.

   9.10 SUCCESSORS. The provisions of the Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term "successors" as used herein shall include any corporation or other business entity which shall by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Company and successors of any such corporation or other business entity.


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   IN WITNESS WHEREOF, First Western Bancorp, Inc. has caused its corporate seal to be hereunto affixed and has caused its name to be signed hereto by its President and attested by its Secretary, pursuant to due authority of its Board of Directors, this 18th day of April, 1995.


                                              FIRST WESTERN BANCORP, INC.


                                              By:   Thomas J. O'Shane
                                                  ------------------------
                                                          President
Attest:

     Robert H. Young
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       Secretary

(Corporate Seal)





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